UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 29, 2020

Orchid Island Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)

3305 Flamingo Drive
,
Vero Beach
,
Florida
32963

(Address of Principal Executive Offices) (Zip

Code)

Registrant’s telephone number,

including area code
(
772
)
231-1400

N/A

(Former Name or Former Address, if Changed Since Last

Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class:
Trading symbol:

Name of each exchange on

which registered:
Common Stock, par value $0.01 per share
ORC
NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting

standards provided pursuant to Section 13(a) of the

Exchange
Act.

☐

ITEM 2.02.

RESULTS OF OPERATIONS

AND FINANCIAL CONDITION.

On October 29, 2020, Orchid Island Capital, Inc. (the

“Company”) issued the press release attached hereto as Exhibit

99.1
announcing the Company’s

results of operations for the period ended September 30, 2020.

In addition, the Company posted
supplemental financial information on the investor relations section of its website (www.orchidislandcapital.com).

The press
release, attached as Exhibit 99.1, is being furnished under

this “Item 2.02 Results of Operations and Financial Condition,”
and shall not be deemed “filed” for purposes of Section

18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of

the Company, except as shall be

expressly set forth by specific
reference in such document.

Caution About Forward-Looking Statements.

This Current Report

on Form 8-K

contains “forward-looking statements”

made pursuant to

the safe harbor

provisions of the
Private Securities Litigation

Reform Act of

1995, including, but

not limited to

statements regarding interest

rates, liquidity,
pledging of

our structured

RMBS, funding

levels and

spreads, prepayment

speeds, returns,

refinancing activity,

portfolio
positioning and

repositioning, book

value, investment

and operating

strategy, hedging

levels, the

supply and

demand for
Agency RMBS,

the effect

of actions

of the

U.S. government,

including the

Federal Reserve,

market expectations,

future
dividends, the stock repurchase program and general economic conditions. Forward-looking statements typically are identified by use of terms such as “believe,” “expect,” “anticipate,” “estimate,” “plan,”

“continue,” “intend,” “should,” “may” or similar
expressions. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of the Company’s future performance, taking into

account all information currently

available to the Company.

The Company cannot assure you
that actual results will not vary from the

expectations contained in the forward-looking

statements. All of the forward-looking
statements are

subject to

numerous possible

events, factors

and conditions,

many of

which are

beyond the

control of

the
Company and not all of which

are known to the Company, including, without limitation, market conditions and those described
in the Company’s

Annual Report on Form

10-K for the fiscal

year ended December

31, 2019 and Quarterly

Report on Form
10-Q for the

three months ended

March 31, 2020,

which have been

filed with the

Securities and Exchange

Commission (the
“SEC”), and other documents

that the Company files

with the SEC. All forward

-looking statements speak only

as of the date
on which they are made. New risks and uncertainties

arise over time, and it is not possible to

predict those events or how they
may affect us. Except as required

by law, the Company is not obligated to,

and does not intend to,

update or revise any forward-
looking statements, whether as a result of new information,

future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS

AND EXHIBITS.

(d)

Exhibits

Exhibit No. Description
99.1
Press Release dated October 29, 2020
104
Cover Page Interactive Data File (embedded within the

Inline XBRL
document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2020

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer